Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew Russakoff, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)    the Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 of Angi Inc. (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Angi Inc.

Dated:	November 4, 2025	/s/ ANDREW RUSSAKOFF
Andrew Russakoff
Chief Financial Officer